Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	true
Document Period End Date	Sep 30, 2011
Entity Registrant Name	TITAN PHARMACEUTICALS INC
Entity Central Index Key	0000910267
Entity Filer Category	Smaller Reporting Company
Amendment Description	We are filing this post-effective amendment to our Registration Statement on Form S-1 (file no. 333-166351) (the "S-1") that was declared effective on May 11, 2010 in order to update the financial statements and other information contained in the S-1. All filing fees payable in connection with the registration of those securities included on the S-1 were previously paid in connection with the filing of the initial registration statement.

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 2,772	$ 3,180	$ 3,300
Receivables	2,797	1,225	66
Prepaid expenses and other current assets	899	294	250
Total current assets	6,468	4,699	3,616
Property and equipment, net	83	53	110
Total assets	6,551	4,752	3,726
Liabilities and Stockholders' Deficit
Accounts payable	3,026	2,457	335
Accrued expenses	1,357	705	123
Other accrued liabilities		373	564
Current portion of long-term debt	2,000	1,870	525
Total current liabilities	6,383	5,405	1,547
Warrant liability	4,713
Long-term debt, net of discount	13,005	5,400	2,386
Total liabilities	24,101	10,805	3,933
Commitments and contingencies (Note 5)
Stockholders' deficit:
Common stock, at amounts paid-in	256,436	256,436	256,436
Additional paid-in capital	18,064	17,256	15,027
Accumulated deficit	(292,050)	(279,745)	(272,911)
Total Titan pharmaceuticals incs stockholders deficits	(17,550)	(6,053)	(1,448)
Non-controlling interest			1,241
Total stockholders' deficit		(6,053)	(207)
Total liabilities and stockholders' deficit	$ 6,551	$ 4,752	$ 3,726

Condensed Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Royalty revenue	$ 2,291	$ 2,104	$ 2,512
Grant revenue	364	5,251	7,557
License revenue		12	24	79	73
Total revenue	2,655	7,367	10,093	79	73
Operating expenses:
Research and development	9,915	6,770	12,855	2,456	16,235
General and administrative	2,480	2,638	3,263	3,438	9,756
Total operating expenses	12,395	9,408	16,118	5,894	25,991
Loss from operations	(9,740)	(2,041)	(6,025)	(5,815)	(25,918)
Other income (expense):
Interest expense, net	(3,238)	(364)	(678)	(6)	470
Other expense, net	(87)	(130)	(131)	(65)	14
Non-cash gain on changes in the fair value of stock warrants	760
Other income (expense), net	(2,565)	(494)	(809)	(71)	484
Net loss	(12,305)	(2,535)	(6,834)	(5,886)	(25,434)
Gain on retirement of preferred stock upon dissolution of subsidiary			1,241
Net loss applicable to common stockholders			$ (5,593)	$ (5,886)	$ (25,434)
Basic and diluted net loss per share	$ (0.21)	$ (0.04)	$ (0.09)	$ (0.1)	$ (0.44)
Weighted average shares used in computing basic and diluted net loss per share	59,290	59,248	59,248	58,473	58,285

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net loss	$ (12,305)	$ (2,535)	$ (6,834)	$ (5,886)	$ (25,434)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	26	69	85	169	213
Amortization of loan discount	1,272	22	132
Stock-based compensation	808	336	733	1,523	1,907
Non-cash gain on changes in fair value of stock warrants	(760)
Gain on investments				(9)	(120)
Changes in operating assets and liabilities:
Receivables	(1,572)	(1,838)	(1,159)
Prepaid expenses and other assets	(605)	69	(44)	405	(281)
Accounts payable and other accrued liabilities	848	2,170
Accounts payables			2,122	(158)	(64)
Accrued clinical trials and other liabilities			308	(1,454)	(1,558)
Net cash used in operating activities	(12,288)	(1,707)	(4,657)	(5,407)	(25,337)
Gain on disposition of property and equipment				3
Cash flows from investing activities:
Purchases of furniture and equipment	(58)	(20)	(28)	(7)	(100)
Proceeds from the sales of investments				9	120
Proceeds from sale of marketable securities					4,401
Disposals of furniture and equipment	2
Net cash used in investing activities	(56)	(20)	(28)	2	4,421
Cash flows from financing activities:
Proceeds from long-term debt, net	19,500	5,000	5,000	3,000
Proceeds from issuance of common stock from private placement				478	(26)
Proceeds from issuance of common stock from exercise of stock options				555
Payments on long-term debt	(7,564)	(172)	(435)
Net cash provided by financing activities	11,936	4,828	4,565	4,033	(26)
Net (decrease) increase in cash and cash equivalents	(408)	3,101	(120)	(1,372)	(20,942)
Cash and cash equivalents at beginning of period	3,180	3,300	3,300	4,672	25,614
Cash and cash equivalents at end of period	2,772	6,401	3,180	3,300	4,672
Interest Paid			678	9
Retirement of preferred stock upon dissolution			$ 1,241

Condensed Consolidated Statements Of Stockholders Equity (Deficit) (USD $) In Thousands	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Accumulated Deficit [Member]	Total
Balance at Dec. 31, 2007	$ 255,429	$ 11,508	$ 1	$ (241,591)	$ 25,347
Balance shares at Dec. 31, 2007	58,281
Net loss				(25,434)	(25,434)
Unrealized loss on marketing securities			(1)		(1)
Comprehensive loss					(25,435)
Issuance of common stock, net of issuance costs	(26)				(26)
Issuance of common stock, net of issuance costs, shares	7
Compensation related to stock option		1,907			1,907
Balance at Dec. 31, 2008	255,403	13,415		(267,025)	1,793
Balance shares at Dec. 31, 2008	58,288
Net loss				(5,886)	(5,886)
Comprehensive loss					(5,886)
Issuance of common stock, net of issuance costs	478				478
Issuance of common stock, net of issuance costs, shares	300
Compensation related to stock option		1,523			1,523
Issuance of warrants to purchase common stock		89			89
Issuance of common stock upon exercise of options, value	555				555
Issuance of common stock upon exercise of options, shares	660
Balance at Dec. 31, 2009	256,436	15,027		(272,911)	(1,448)
Balance shares at Dec. 31, 2009	59,248
Net loss				(6,834)	(6,834)
Comprehensive loss					(6,834)
Compensation related to stock option		733			733
Retirement of preferred stock upon dissolution		1,241			1,241
Issuance of warrants to purchase common stock		255			255
Balance at Dec. 31, 2010	$ 256,436	$ 17,256		$ (279,745)	$ (6,053)
Balance shares at Dec. 31, 2010	59,248

Organization And Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

1.	Organization and Summary of Significant Accounting Policies

The Company

We are a biopharmaceutical company developing proprietary therapeutics primarily for the treatment of central nervous system ("CNS") disorders. We currently have two key assets:

(1) Fanapt® (iloperidone), an atypical antipsychotic compound approved in the U.S. for the treatment of schizophrenia and being marketed in the U.S. by Novartis Pharma AG. We are entitled to a royalty of 8-10% on U.S. net sales of Fanapt (including a royalty of 2.5% of U.S. net sales that is owed to a third party).

(2) Probuphine™, a slow release implant formulation of buprenorphine that is capable of maintaining a stable, round the clock blood level of the medicine in patients for six months following a single treatment. Probuphine is in the final stages of Phase 3 clinical development for the treatment of opioid addiction with efficacy already demonstrated in two controlled Phase 3 clinical studies and a good safety and tolerability profile in all trials.

The ProNeura drug delivery technology underlying Probuphine has the potential to be used in developing products for the treatment of other chronic conditions where maintaining stable, round the clock blood levels of a drug can benefit the patient and improve medical outcomes (e.g. chronic pain, Parkinson's disease).

We are directly developing our product candidates and we also utilize resources provided through partnerships with other companies and government organizations. These collaborations have helped to fund product development and have enabled us to retain a significant economic interest in our products. We operate in only one business segment, the development of pharmaceutical products.

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements include the accounts of Titan Pharmaceuticals, Inc. and its subsidiary after elimination of all significant intercompany accounts and transactions. These financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statement presentation. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011, or any future interim periods.

The balance sheet at December 31, 2010 has been derived from the audited consolidated financial statements at that date, but does not include all of the information and footnotes required by U.S. GAAP for complete financial statements. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

We expect to continue to incur substantial additional operating losses from costs related to the continuation of product and technology development, clinical trials, the regulatory process, and administrative activities. We believe that our working capital at September 30, 2011, together with the revenues from royalties on the sale of Fanapt, is sufficient to sustain our planned operations to the end of the year. Because of a delay in our timeline that arose from an FDA requirement for inclusion of an additional primary analysis for the Phase 3 study, we need to raise additional financing during the fourth quarter of this year to fund our product development activities, and we will be required to obtain substantial funding to commercialize any products other than iloperidone that we may successfully develop. If we are unable to complete a debt or equity offering, or otherwise obtain sufficient financing when and if needed, we may be required to reduce, defer or discontinue one or more of our product development programs.

Majority-Owned Subsidiary

In December 2010, Ingenex, Inc., our majority-owned subsidiary, was dissolved under the laws of Delaware. At the time of dissolution, we owned 81% of Ingenex (assuming the conversion of all preferred stock to common stock). Ingenex was not an operating company and had no assets.

Revenue Recognition

We generate revenue principally from royalty payments, collaborative research and development arrangements, technology licenses, and government grants. Revenue arrangements with multiple components are divided into separate units of accounting if certain criteria are met, including whether the delivered component has stand-alone value to the customer, and whether there is objective and reliable evidence of the fair value of the undelivered items. Consideration received is allocated among the separate units of accounting based on their respective fair values, and the applicable revenue recognition criteria are then applied to each of the units.

Revenue is recognized when the four basic criteria of revenue recognition are met: (1) a contractual agreement exists; (2) transfer of technology has been completed or services have been rendered; (3) the fee is fixed or determinable; and (4) collectibility is reasonably assured. For each source of revenue, we comply with the above revenue recognition criteria in the following manner:

•

Collaborative arrangements typically consist of non-refundable and/or exclusive technology access fees, cost reimbursements for specific research and development spending, and various milestone and future product royalty payments. If the delivered technology does not have stand-alone value or if we do not have objective or reliable evidence of the fair value of the undelivered component, the amount of revenue allocable to the delivered technology is deferred. Non-refundable upfront fees with stand-alone value that are not dependent on future performance under these agreements are recognized as revenue when received, and are deferred if we have continuing performance obligations and have no evidence of fair value of those obligations. Cost reimbursements for research and development spending are recognized when the related costs are incurred and when collections are reasonably expected. Payments received related to substantive, performance-based "at-risk" milestones are recognized as revenue upon achievement of the clinical success or regulatory event specified in the underlying contracts, which represent the culmination of the earnings process. Amounts received in advance are recorded as deferred revenue until the technology is transferred, costs are incurred, or a milestone is reached.

•

Technology license agreements typically consist of non-refundable upfront license fees, annual minimum access fees or royalty payments. Non-refundable upfront license fees and annual minimum payments received with separable stand-alone values are recognized when the technology is transferred or accessed, provided that the technology transferred or accessed is not dependent on the outcome of our continuing research and development efforts.

•

Government grants, which support our research efforts in specific projects, generally provide for reimbursement of approved costs as defined in the notices of grants. Grant revenue is recognized when associated project costs are incurred.

•

Royalties earned are based on third-party sales of licensed products and are recorded in accordance with contract terms when third-party results are reliably measurable and collectibility is reasonably assured. Pursuant to certain license agreements, we earn royalties on the sale of Fanapt™ by Novartis Pharma AG in the U.S. As described in Note 5, Commitments and Contingencies, we are obligated to pay royalties on such sales to Sanofi-Aventis and another third party. As we have no performance obligations under the license agreements, we have recorded the royalties earned, net of royalties we are obligated to pay, as revenue in our Consolidated Statement of Operations.

Research and Development Costs and Related Accrual

Research and development expenses include internal and external costs. Internal costs include salaries and employment-related expenses, facility costs, administrative expenses and allocations of corporate costs. External expenses consist primarily of costs associated with outsourced clinical research organization activities, sponsored research studies, process development and product manufacturing expenses, product registration, patent application and prosecution, and investigator-sponsored trials. We also record accruals for estimated ongoing clinical trial costs. Clinical trial costs represent costs incurred by clinical research organizations ("CROs") and clinical sites. These costs are recorded as a component of research and development expenses. Under our agreements, progress payments are typically made to investigators, clinical sites and CROs. We analyze the progress of the clinical trials, including levels of patient enrollment, invoices received and contracted costs when evaluating the adequacy of accrued liabilities. Significant judgments and estimates must be made and used in determining the accrued balance in any accounting period. Actual results could differ from those estimates under different assumptions. Revisions are charged to expense in the period in which the facts that give rise to the revision become known.

Warrants Issued in Connection with Equity Financing

We generally account for warrants issued in connection with equity financings as a component of equity, unless there is a deemed possibility that we may have to settle warrants in cash. For warrants issued with deemed possibility of cash settlement, we record the fair value of the issued warrants as a liability at each reporting period and record changes in the estimated fair value as a non-cash gain or loss in the Condensed Consolidated Statements of Operations.

Recent Accounting Pronouncements

In June 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-05 "Presentation of Comprehensive Income" that improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments in this standard require that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Under either method, adjustments must be displayed for items that are reclassified from other comprehensive income ("OCI") to net income, in both net income and OCI. The standard does not change the current option for presenting components of OCI gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which OCI is presented or disclosed in the notes to the financial statements. Additionally, the standard does not affect the calculation or reporting of earnings per share. For public entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and are to be applied retrospectively, with early adoption permitted. We do not expect the adoption of this standard to have a material impact on our consolidated financial statements.

In May 2011, the FASB issued ASU No. 2011-04 which amends GAAP to conform to the measurement and disclosure requirements in International Financial Reporting Standards ("IFRS"). The amendments in this ASU change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include the following:

•	Those that clarify the FASB's intent regarding the application of existing fair value measurement and disclosure requirements; and

•	Those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

In addition, to improve consistency in application across jurisdictions some changes in wording are necessary to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way (for example, using the word shall rather than should to describe the requirements in GAAP). The amendments in this ASU are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. We will evaluate the requirements and do not believe that the adoption of this update will have a material impact on our consolidated financial statements at this time.

Subsequent Events

We have evaluated events that have occurred after September 30, 2011 and through the date that the financial statements are issued.

1. Organization and Summary of Significant Accounting Policies

The Company and its Subsidiaries

We are a biopharmaceutical company developing proprietary therapeutics primarily for the treatment of central nervous system ("CNS") disorders. Our product development programs focus primarily on large pharmaceutical markets with significant unmet medical needs and commercial potential. We are directly developing our product candidates and also utilizing corporate partnerships. These collaborations have helped to fund product development and have enabled us to retain significant economic interest in our products. In December 2010, Ingenex, Inc., our 81% owned subsidiary, assuming the conversion of all preferred stock to common stock, was dissolved under the laws of Delaware. We operate in only one business segment, the development of pharmaceutical products.

In September 2009, we were awarded a $7.6 million grant by the National Institute of Health ("NIH") in partial support of a second controlled Phase 3 study of our Probuphine product for the treatment of opioid dependence. We will require significant further capital expenditures to support this and other clinical studies, manufacturing development, testing, and regulatory clearances prior to commercialization.

In December 2008, we implemented an approximately 90% reduction in our workforce which included our Chief Executive Officer and Chief Operating Officer, to lower operating expenses and preserve capital. The remaining staff was focused on reducing all current clinical and manufacturing development activities to the minimal level necessary to continue our efforts to realize the potential value of our assets, particularly the Probuphine Phase 3 clinical development program. We incurred approximately $1.6 million in severance-related expenses in connection with the workforce reduction. In addition, options to purchase 1,933,653 shares of our common stock and 865,000 shares of restricted stock held by our employees were cancelled.

We expect to continue to incur substantial additional operating losses from costs related to continuation of product and technology development, clinical trials, and administrative activities. We believe that our working capital at December 31, 2010, together with royalty revenues from sales of Fanapt and the $20.0 million of debt financing agreement that is expected to fund on or about April 4, 2011, will be sufficient to sustain our planned operations through January 2012.

We will need to seek additional financing sources to fund our product development activities, and will be required to obtain substantial funding to commercialize any products other than iloperidone that we may successfully develop. If we are unable to complete a debt or equity offering, or otherwise obtain sufficient financing when and if needed, we may be required to reduce, defer or discontinue one or more of our product development programs.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements include the accounts of Titan Pharmaceuticals, Inc. and our wholly and majority-owned subsidiaries. All significant intercompany balances and transactions are eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Stock-Based Compensation

The Company accounts for stock-based payment arrangements in accordance with ASC 718, Compensation – Stock Compensation and ASC 505-50, Equity – Equity Based Payments to Non-Employees which require the recognition of compensation expense using a fair-value based method, for all costs related to stock-based payments including stock options and restricted stock awards and stock issued under an employee stock purchase plan. These standards require companies to estimate the fair value of stock-based payment awards on the date of grant using an option pricing model. See Note 12 for a discussion of the Company's stock-based compensation plans. Our non-cash stock-based compensation expense related to employees and non-employee members of the Company's board of directors totaled $0.7 million, $1.5 million and $1.9 million for the years ended December 31, 2010 and 2009 and 2008, respectively.

Cash, Cash Equivalents and Marketable Securities

Our investment policy emphasizes liquidity and preservation of principal over other portfolio considerations. We select investments that maximize interest income to the extent possible given these two constraints. We satisfy liquidity requirements by investing excess cash in securities with different maturities to match projected cash needs and limit concentration of credit risk by diversifying our investments among a variety of high credit-quality issuers and limit the amount of credit exposure to any one issuer. The estimated fair values have been determined using available market information. We do not use derivative financial instruments in our investment portfolio.

All investments with original maturities of three months or less are considered to be cash equivalents. Our marketable securities, consisting primarily of high-grade debt securities including money market funds, U.S. government and corporate notes and bonds, and commercial paper, are classified as available-for-sale at time of purchase and carried at fair value. If the fair value of a security is below its amortized cost and we plan to sell the security before recoverying its cost, the impairment is considered to be other-than-temporary. Other-than-temporary declines in fair value of our marketable securities are charged against interest income. We recognized no charges in 2010, 2009 and 2008 as a result of charges related to other-than-temporary declines in the fair values of certain of our marketable securities. Amortization of premiums and discounts, and realized gains and losses are included in interest income. Unrealized gains and losses are included as accumulated other comprehensive income (loss), a separate component of stockholders' equity. The cost of securities sold is based on use of the specific identification method.

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to five years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the assets.

Revenue Recognition

We generate revenue principally from collaborative research and development arrangements, technology licenses, and government grants. Revenue arrangements with multiple components are divided into separate units of accounting if certain criteria are met, including whether the delivered component has stand-alone value to the customer, and whether there is objective and reliable evidence of the fair value of the undelivered items. Consideration received is allocated among the separate units of accounting based on their respective fair values, and the applicable revenue recognition criteria are then applied to each of the units.

Revenue is recognized when the four basic criteria of revenue recognition are met: (1) a contractual agreement exists; (2) transfer of technology has been completed or services have been rendered; (3) the fee is fixed or determinable; and (4) collectibility is reasonably assured. For each source of revenue, we comply with the above revenue recognition criteria in the following manner:

•

Collaborative arrangements typically consist of non-refundable and/or exclusive technology access fees, cost reimbursements for specific research and development spending, and various milestone and future product royalty payments. If the delivered technology does not have stand-alone value or if we do not have objective or reliable evidence of the fair value of the undelivered component, the amount of revenue allocable to the delivered technology is deferred. Non-refundable upfront fees with stand-alone value that are not dependent on future performance under these agreements are recognized as revenue when received, and are deferred if we have continuing performance obligations and have no evidence of fair value of those obligations. Cost reimbursements for research and development spending are recognized when the related costs are incurred and when collections are reasonably expected. Payments received related to substantive, performance-based "at-risk" milestones are recognized as revenue upon achievement of the clinical success or regulatory event specified in the underlying contracts, which represent the culmination of the earnings process. Amounts received in advance are recorded as deferred revenue until the technology is transferred, costs are incurred, or a milestone is reached.

•

Technology license agreements typically consist of non-refundable upfront license fees, annual minimum access fees or royalty payments. Non-refundable upfront license fees and annual minimum payments received with separable stand-alone values are recognized when the technology is transferred or accessed, provided that the technology transferred or accessed is not dependent on the outcome of our continuing research and development efforts.

•

Government grants, which support our research efforts in specific projects, generally provide for reimbursement of approved costs as defined in the notices of grants. Grant revenue is recognized when associated project costs are incurred.

Research and Development Costs and Related Accrual

Research and development expenses include internal and external costs. Internal costs include salaries and employment related expenses, facility costs, administrative expenses and allocations of corporate costs. External expenses consist of costs associated with outsourced clinical research organization activities, sponsored research studies, product registration, patent application and prosecution, and investigator sponsored trials. We also record accruals for estimated ongoing clinical trial costs. Clinical trial costs represent costs incurred by clinical research organizations, ("CROs"), and clinical sites. These costs are recorded as a component of R&D expenses. Under our agreements, progress payments are typically made to investigators, clinical sites and CROs. We analyze the progress of the clinical trials, including levels of patient enrollment, invoices received and contracted costs when evaluating the adequacy of accrued liabilities. Significant judgments and estimates must be made and used in determining the accrued balance in any accounting period. Actual results could differ from those estimates under different assumptions. Revisions are charged to expense in the period in which the facts that give rise to the revision become known.

Net Loss Per Share

We calculate basic net loss per share using the weighted average common shares outstanding for the period. Diluted net income per share would include the impact of other dilutive equity instruments, primarily our options and warrants. For the years ended December 31, 2010, 2009, and 2008, options and warrants totaled 12.1 million, 12.8 million, and 13.3 million shares, respectively. We reported net losses for all years presented and, therefore, options and warrants were excluded from the calculation of diluted net loss per share as they were anti-dilutive.

Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net loss and other comprehensive income. The only component of other comprehensive income is unrealized gains and losses on our marketable securities. Comprehensive loss for the years ended December 31, 2010, 2009, and 2008 was $6.8 million, $5.9 million, and $25.4 million, respectively. Comprehensive income (loss) has been disclosed in the accompanying consolidated statements of stockholders' equity (deficit) for all periods presented.

Recent Accounting Pronouncements

In April 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2010-17 ("ASU 2010-17"), Revenue Recognition—Milestone Method, which provides a new guidance on the use of the milestone method of recognizing revenue for research and development arrangements under which consideration to be received by the vendor is contingent upon the achievement of certain milestones. ASU 2010-17 is effective for fiscal years, and interim periods within such fiscal years, beginning on or after June 15, 2010, with early adoption permitted. We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

In October 2009, the FASB issued Accounting Standards Update No. 2009-13 ("ASU 2009-13"), Multiple-Deliverable Revenue Arrangements, which eliminates the residual method of allocation, and instead requires companies to use the relative selling price method when allocating revenue in a multiple deliverable arrangement. ASU 2009-13 is effective in fiscal years beginning on or after June 15, 2010, with earlier application permitted. While we do not expect the adoption of this standard to have a material impact on our financial position or results of operations, this standard may have an impact in the event we enter into future collaborative or multiple-deliverable transactions or modify existing collaborative relationships.

Subsequent Events

We have evaluated events that have occurred subsequent to December 31, 2010 and through the date that the financial statements are issued.

Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2010
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalent

2. Cash and Cash Equivalents

The following is a summary of our cash and cash equivalents at December 31, 2010 and 2009 (in thousands):

	2010				2009
Classified as:	Amortized Cost	Gross Unrealized Gain	Gross Unrealized (Loss)	Fair Value	Amortized Cost	Gross Unrealized Gain	Gross Unrealized (Loss)	Fair Value
Cash	$3,180	$—	$—	$3,180	$3,300	$—	$—	$3,300
Cash equivalents:
Money market funds	—	—	—	—	—	—	—	—

Total cash and cash equivalents	$3,180	$—	$—	$3,180	$3,300	$—	$—	$3,300

Stock Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stock Plans [Abstract]
Stock Plans
2.	Stock Plans

The following table summarizes the share-based compensation expense recorded for awards under the stock option plans for the nine month period ended September 30, 2011 and 2010:

	Nine Months Ended September 30,
(in thousands, except per share amounts)	2011	2010
Research and development	$229	$15
General and administrative	579	321

Total share-based compensation expenses	$808	$336

No tax benefit was recognized related to share-based compensation expense since we have incurred operating losses and we have established a full valuation allowance to offset all the potential tax benefits associated with our deferred tax assets.

We use the Black-Scholes-Merton option-pricing model with the following assumptions to estimate the share-based compensation expense for the nine month period ended September 30, 2011 and 2010:

	Nine months Ended September 30,
	2011	2010
Weighted-average risk-free interest rate	2.3%	2.3%
Expected dividend payments	—	—
Expected holding period (years)[1]	5.4	4.2
Weighted-average volatility factor[2]	1.71	1.89
Estimated forfeiture rates for options granted to management[3]	23%	23%
Estimated forfeiture rates for options granted to non-management[3]	41%	41%

(1)	Expected holding periods are based on historical data for the nine months ended September 30, 2010. For the nine month period ended September 30, 2011, we used the simplified method provided in Staff Accounting Bulletin No. 107 for "plain vanilla options."
(2)	Weighted average volatility is based on the historical volatility of our common stock.
(3)	Estimated forfeiture rates are based on historical data.

The following table summarizes option activity for the nine month period ended September 30, 2011:

(in thousands, except per share amounts)	Options	Weighted Average Exercise Price	Weighted Average Remaining Option Term	Aggregate Intrinsic Value
Outstanding at January 1, 2011	4,976	$2.29	5.99	$968
Granted	734	1.44
Exercised	—	—
Expired or cancelled	(241)	15.01
Forfeited	(55)	1.77

Outstanding at September 30, 2011	5,414	$1.61	6.79	$1,408

Exercisable at September 30, 2011	3,980	$1.76	6.20	$1,027

As of September 30, 2011 there was approximately $1.4 million of total unrecognized compensation expense related to non-vested stock options. This expense is expected to be recognized over a weighted-average period of 1.6 years.

The following table summarizes restricted stock activity for the nine month period ended September 30, 2011:

(in thousands, except per share amounts)	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2011	139	$0.04	9.3	$167
Awarded	181	—
Exercised or released	(138)	0.04
Cancelled	—	—

Outstanding at September 30, 2011	182	$—	9.5	$248

Vested at September 30, 2011	—	$—	—	$—

As of September 30, 2011 there was approximately $0.1 million of total unrecognized compensation expense related to non-vested awards. This expense is expected to be recognized over a weighted-average period of 0.5 years.

12. Stock Plans

In May 2009, we rehired three former employees to serve as our Executive Chairman, President, and Senior Vice President of Clinical Development and Medical Affairs.

The Executive Chairman was granted options to purchase 1,000,000 shares of our common stock. Of those options, 250,000 options vested on the date of grant and the remaining 750,000 will vest monthly over a period of 48 months from the date of grant. All unvested options automatically will become vested and exercisable immediately prior to the occurrence of a change of control. The Executive Chairman has agreed to receive no annual salary until the earlier of our receipt of iloperidone royalty revenues or February 28, 2010.

The President was granted options to purchase 700,000 shares of our common stock. Of those options, 175,000 vested on the date of grant and the remaining 525,000 will vest monthly over a period of 48 months from the date of grant, provided; however, the vesting of 100,000 shares will also be contingent upon the Company's sale or partnering of the Probuphine program. All unvested options automatically will become vested and exercisable immediately prior to the occurrence of a change of control. Payment of all the officer's salary will be deferred until the receipt of iloperidone royalty payments or other financing that by its terms does not restrict such use, but in no event earlier than January 1, 2010 or later than March 15, 2010. After January 1, 2010 and no later than March 15, 2010, the officer will be entitled to receive a deferred salary payment of no greater than approximately $167,000.

The Senior Vice President of Clinical Development and Medical Affairs was granted options to purchase 250,000 shares of our common stock. Of those options, 62,500 vested on the date of grant and the remaining 187,500 will vest monthly over a period of 48 months from the date of grant, provided; however, the vesting of 50,000 shares will also be contingent upon the Company's receipt of a grant from the National Institute of Health's National Institute on Drug Abuse ("NIDA") and the vesting of an additional 50,000 shares will also be contingent upon the Company's sale or partnering of the Probuphine program. All unvested options automatically will become vested and exercisable immediately prior to the occurrence of a change of control. Payment of a portion of the employee's salary will be deferred until the receipt of iloperidone royalty payments or other financing that by its terms does not restrict such use, but in no event later than March 15, 2010. No later than March 15, 2010, the employee will be entitled to receive a deferred salary payment of no greater than approximately $100,000.

In March 2009, as a result of the workforce reduction implemented in December 2009, options to purchase 870,078 shares of our common stock were cancelled.

In December 2008, as previously mentioned in Note 1, Organization and Summary of Significant Accounting Policies, we implemented an approximately 90% reduction in our workforce to lower operating expenses and preserve capital. As a result of the workforce reduction, options to purchase 1,933,653 shares of our common stock and 865,000 shares of our restricted stock held by our employees were cancelled.

In October 2008, an aggregate of 980,000 restricted shares were granted to our employees pursuant to our Amended and Restated 2002 Incentive Plan. A total of 450,000 of such restricted shares were granted to our executive officers. The shares granted to the executives vest in 24 equal monthly installments commencing one-year from the date of grant. The 530,000 restricted shares granted to all other employees vest as to one-third on the one year anniversary of the date of grant and the balance in 24 equal monthly installments commencing one year from the date of grant. All restricted share grants provide for the acceleration of the unvested shares in the event the employee's employment is terminated (other than for cause) within 12 months following a change in control of the Company.

In October 2007, we granted to our President and Chief Executive Officer, upon his joining the Company and pursuant to his agreement with the Company, 10-year options to purchase 1,500,000 shares of common stock at an exercise price of $2.40 per share. The options vest monthly over a four-year period, subject to a requirement of at least 12 months of employment for the vesting of any options. Notwithstanding the foregoing, all unvested options will automatically become vested and exercisable immediately prior to the occurrence of a change of control. The options will expire on the tenth anniversary of the date of the Option Agreement. The Company received no consideration for the issuance of the options. The options were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, because the options were issued to a sophisticated individual who is a director and officer of the Company in a private transaction.

In August 2005, we adopted an amendment to the 2002 Stock Incentive Plan ("2002 Plan") to (i) permit the issuance of Shares of restricted stock and stock appreciation rights to participants under the 2002 Plan, and (ii) increase the number of Shares issuable pursuant to grants under the 2002 Plan from 2,000,000 to 3,000,000.

In July 2002, we adopted the 2002 Stock Incentive Plan ("2002 Plan"). The 2002 Plan assumed the options which remain available for grant under our option plans previously approved by stockholders. Under the 2002 Plan and predecessor plans, a total of 7.4 million shares of our common stock were authorized for issuance to employees, officers, directors, consultants, and advisers. Options granted under the 2002 Plan and predecessor plans may either be incentive stock options within the meaning of Section 422 of the Internal Revenue Code and/or options that do not qualify as incentive stock options; however, only employees are eligible to receive incentive stock options. Options granted under the option plans generally expire no later than ten years from the date of grant, except when the grantee is a 10% shareholder, in which case the maximum term is five years from the date of grant. Options generally vest at the rate of one fourth after one year from the date of grant and the remainder ratably over the subsequent three years, although options with different vesting terms are granted from time-to-time. Generally, the exercise price of any options granted under the 2002 Plan must be at least 100% of the fair market value of our common stock on the date of grant, except when the grantee is a 10% shareholder, in which case the exercise price shall be at least 110% of the fair market value of our common stock on the date of grant.

In July 2002, our board of directors elected to continue the option grant practice under our amended 1998 Option Plan, which provided for the automatic grant of non-qualified stock options ("Directors' Options") to our directors who are not 10% stockholders ("Eligible Directors"). Each Eligible Director will be granted an option to purchase 10,000 shares of common stock on the date that such person is first elected or appointed a director. Commencing on the day immediately following the later of (i) the 2000 annual stockholders meeting, or (ii) the first annual meeting of stockholders after their election to the Board, each Eligible Director will receive an automatic biennial (i.e. every two years) grant of an option to purchase 15,000 shares of common stock as long as such director is a member of the board of directors. In addition, each Eligible Director will receive an automatic annual grant of an option to purchase 5,000 shares of common stock for each committee of the Board on which they serve. The exercise price of the Director's Options shall be equal to the fair market value of our common stock on the date of grant. Commencing in 2005, the biennial grant of options to non-employee directors pursuant to our stockholder-approved stock option plans was increased from 15,000 options to 20,000 options. Commencing in 2008, the biennial grant of 20,000 options to directors will be replaced with an annual grant of 10,000 options to align the grants with the term of the directors.

In August 2001, we adopted the 2001 Employee Non-Qualified Stock Option Plan ("2001 NQ Plan") pursuant to which 1,750,000 shares of common stock were authorized for issuance for option grants to employees and consultants who are not officers or directors of Titan. Options granted under the option plans generally expire no later than ten years from the date of grant. Option vesting schedule and exercise price are determined at time of grant by the board of directors. Historically, the exercise prices of options granted under the 2001 NQ Plan were 100% of the fair market value of our common stock on the date of grant.

Activity under our stock plans, as well as non-plan activity, are summarized below (shares in thousands):

	Shares or Awards Available For Grant	Number of Options and Awards Outstanding	Weighted Average Exercise Price
Balance at December 31, 2007	1,197	8,424	$6.05
Options granted	(1,181)	1,181	$1.31
Options exercised	—	—	$—
Options cancelled and expired	3,485	(3,092)	$3.77
Awards granted	(980)	980	$0.17
Awards cancelled	865	(865)	$0.17

Balance at December 31, 2008	3,386	6,628	$6.27
Options granted	(3,475)	3,475	$0.86
Options exercised	—	(660)	$0.84
Options cancelled and expired	2,412	(3,258)	$6.43
Awards granted	(15)	15	$0.00
Awards cancelled	110	(110)	$0.17

Balance at December 31, 2009	2,418	6,090	$3.68
Options granted	(150)	150	$2.36
Options cancelled and expired	1,244	(1,243)	$9.11
Awards granted	(119)	119	$0.00

Balance at December 31, 2010	3,393	5,115	$2.29

Our option plans allow for stock options issued as the result of a merger or consolidation of another entity, including the acquisition of minority interest of our subsidiaries, to be added to the maximum number of shares provided for in the plan ("Substitute Options"). Consequently, Substitute Options are not returned to the shares reserved under the plan when cancelled. During 2010, 2009 and 2008, the number of Substitute Options cancelled was immaterial.

Options for 3.6 million and 4.3 million shares were exercisable at December 31, 2010 and 2009, respectively. The options outstanding at December 31, 2010 have been segregated into four ranges for additional disclosure as follows (options in thousands):

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Life (Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.79 - $0.79	2,295	8.34	$0.79	1,411	$0.79
$1.04 - $2.36	1,390	6.20	$1.62	939	$1.63
$2.37 - $11.63	1,219	1.66	$4.64	1,219	$1.64
$22.98 - $22.98	72	0.02	$22.98	72	$22.98

$0.79 - $22.98	4,976	5.99	$2.29	3,641	$2.73

In addition, Ingenex had a stock option plan under which options to purchase common stock of Ingenex could have been granted. No options have been granted under such plan since 1997.

We use the Black-Scholes-Merton option-pricing model with the following assumptions to estimate the stock-based compensation expense for the years ended December 31, 2010, 2009, and 2008:

	Years Ended December 31,
	2010	2009	2008
Weighted-average risk-free interest rate	2.3%	0.4%	2.9%
Expected dividend payments	—	—	—
Expected holding period (years)	4.2	4.6	5.4
Weighted-average volatility factor(1)	1.89	1.84	0.66
Estimated forfeiture rates for options granted to management(2)	23%	21%	2%
Estimated forfeiture rates for options granted to non-management(2)	41%	41%	30%

(1)	Weighted average volatility is based on the historical volatility of the Company's common stock.
(2)	Estimated forfeiture rates are based on historical data.

Based upon the above methodology, the weighted-average fair value of options and awards granted during the years ended December 31, 2010, 2009, and 2008 was $2.24, $0.75, and $0.76, respectively.

The following table summarizes the stock-based compensation expense and impact on our basic and diluted loss per share for the years ended December 31, 2010, 2009, and 2008:

	Years Ended December 31,
(in thousands, except per share amounts)	2010	2009	2008
Research and development	$202	$312	$374
General and administrative	531	1,211	1,533

Total stock-based compensation expenses	$733	$1,523	$1,907

Increase in basic and diluted net loss per share	$(0.01)	$(0.03)	$(0.03)

No tax benefit was recognized related to stock-based compensation expense since we have incurred operating losses and we have established a full valuation allowance to offset all the potential tax benefits associated with our deferred tax assets.

During the year ended December 31, 2010 we granted 150,000 options to employees, directors and consultants to purchase common stock. The following table summarizes option activity for the year ended December 31, 2010:

(in thousands, except per share amounts)	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	6,070	$3.68
Granted	150	2.36
Cancelled	(1,244)	9.11

Outstanding at December 31, 2010	4,976	$2.29	5.99	$968

Exercisable at December 31, 2010	3,641	$2.73	5.08	$595

As of December 31, 2010 there was approximately $887,000 of total unrecognized compensation expense related to non-vested stock options. This expense is expected to be recognized over a weighted-average period of 2.45 years.

During the year ended December 31, 2010 we awarded 119,000 shares of restricted stock to employees. The following table summarizes restricted stock activity for the year ended December 31, 2010:

(in thousands, except per share amounts)	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	20	$0.04
Awarded	119	—

Outstanding at December 31, 2010	139	$0.01	9.3	$167

Vested at December 31, 2010	137	$0.01	9.3	$166

As of December 31, 2010 there was approximately $200 of total unrecognized compensation expense related to non-vested awards. This expense is expected to be recognized over a weighted-average period of 0.8 years.

Net Loss Per Share	9 Months Ended
Sep. 30, 2011
Net Loss Per Share [Abstract]
Net Loss Per Share

3. Net Loss Per Share

We calculate basic net loss per share using the weighted average common shares outstanding for the periods presented. Diluted net income per share would include the impact of other dilutive equity instruments, primarily our options and warrants. For the periods ended September 30, 2011 and 2010, options and warrants totaled 18.6 million and 11.8 million shares, respectively. We reported net losses for the periods presented and, therefore, options and warrants were excluded from the calculation of diluted net loss per share as they were anti-dilutive.

Property Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

3. Property and Equipment

Property and equipment consisted of the following at December 31, 2010 and 2009 (in thousands):

	2010	2009
Furniture and office equipment	$395	$395
Leasehold improvements	498	498
Laboratory equipment	687	687
Computer equipment	1,008	980

	2,588	2,560
Less accumulated depreciation and amortization	(2,535)	(2,450)

Property and equipment, net	$53	$110

Depreciation and amortization expense was $85,000, $169,000, and $213,000 for the years ended December 31, 2010, 2009, and 2008, respectively.

Comprehensive Loss	9 Months Ended
Sep. 30, 2011
Comprehensive Loss [Abstract]
Comprehensive Loss
4.	Comprehensive Loss

Comprehensive loss is comprised of net loss and other comprehensive income or loss. The only component of other comprehensive income or loss is unrealized gains and losses on our marketable securities. Comprehensive losses for the three and nine month periods ended September 30, 2011 were $0.8 million and $12.3 million, respectively, and for the three and nine month periods ended September 30, 2010 were $0.4 million and $2.5 million, respectively.

Research and License Agreements	12 Months Ended
Dec. 31, 2010
Research and License Agreements [Abstract]
Research and License Agreements

4. Research and License Agreements

We have entered into various agreements with research institutions, universities, clinical research organizations and other entities for the performance of research and development activities and for the acquisition of licenses related to those activities. Expenses under these agreements totaled approximately $61,000, $86,000, and $239,000 in the years ended December 31, 2010, 2009, and 2008, respectively.

At December 31, 2010, the annual aggregate commitments we have under these agreements, including minimum license payments, are as follows (in thousands):

2011	$36
2012	34
2013	34
2014	34
2015	33
Thereafter	65

$236

After 2015, we must make annual payments aggregating approximately $34,000 per year to maintain certain licenses. Certain licenses provide for the payment of royalties by us on future product sales, if any. In addition, in order to maintain these licenses and other rights during product development, we must comply with various conditions including the payment of patent related costs and obtaining additional equity investments.

Agreement with Sanofi-Aventis SA	12 Months Ended
Dec. 31, 2010
Agreement [Abstract]
Agreement

5. Agreement with Sanofi-Aventis SA

In 1997, we entered into an exclusive license agreement with Sanofi-Aventis SA (formerly Hoechst Marion Roussel, Inc.). The agreement gave us a worldwide license to the patent rights and know-how related to the antipsychotic agent iloperidone, including the ability to develop, use, sublicense, manufacture and sell products and processes claimed in the patent rights. We are required to make additional benchmark payments as specific milestones are met. Upon commercialization of the product, the license agreement provides that we will pay royalties based on net sales.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

5. Commitments and Contingencies

Financing Agreements

On March 15, 2011, we entered into several agreements with entities affiliated with Deerfield Management, a healthcare investment fund (collectively, "Deerfield"); pursuant to which Deerfield agreed to provide $20.0 million in funding to us. The agreements were funded on April 5, 2011 and $7.7 million of the proceeds were used to repay our outstanding indebtedness to Oxford Capital Financing ("Oxford"). Pursuant to the terms of a facility agreement, we issued promissory notes to Deerfield in the aggregate principal amount of $20.0 million. The loan bears interest at 8.5% per annum, payable quarterly, and the facility is repayable over five years, with 10% of the principal amount due on the first anniversary, 15% due on the second anniversary, and 25% due on each of the next three anniversaries. We paid Deerfield a facility fee of $500,000. The facility is secured by our assets and has a provision for pre-payment. Deerfield has the option to have the loan repaid at 110% of the principal amount in the event we complete a major transaction, which includes, but is not limited to, a merger or sale of our company or the sale of Fanapt or Probuphine. Under a royalty agreement, we agreed to pay Deerfield 2.5% of the aggregate royalties on net sales of Fanapt, beginning on the funding date, constituting a portion of the royalty revenue we receive from Novartis. The agreements with Deerfield also provide us with the option to repurchase the royalty rights for $40.0 million. Deerfield received six-year warrants to purchase 6,000,000 shares of common stock at an exercise price of $1.57 per share.

The $20.0 million note was recorded at its face value less a note discount consisting of $3.0 million, a $500,000 loan fee, and the $7.1 million fair value of the associated warrants. The note discount totaling $8.9 million is being amortized using the interest method. The effective annual interest rate on the note is 33% based on the note discount amortization, stated interest rate and note term. The $3.0 million received under the royalty agreement was recorded as a loan in accordance with appropriate accounting guidance. Interest on the loan will be recorded using the interest method based on the estimated future royalties expected to be paid under the royalty agreement. The current effective annual interest rate on the loan is 58.2%.  In September 2010, we amended our loan and security agreement with Oxford pursuant to which we received a 39 month term loan in the principal amount of $5.0 million bearing interest at the rate of 13% per annum. We paid Oxford an initial facility fee of $125,000 and were obligated to make a final payment fee of $300,000. Commencing in October 2010, the loan was repayable in monthly interest payments of $54,167 through July 2011 followed by monthly interest and principal installments of $196,108 payable commencing in August 2011 through January 2014. The loan was secured by our assets and had a provision for pre-payment. We also issued to Oxford, in connection with the loan and security agreement, five-year warrants to purchase 287,356 shares of our common stock at an exercise price of $0.87 per share. The relative fair value attributable to the warrants of $254,580 was recorded as a discount to the debt and corresponding credit to additional paid-in capital. The debt discount was amortized to interest expense. The Oxford indebtedness was repaid on April 5, 2011 with proceeds from the Deerfield transaction.

In December 2009, we entered into a loan and security agreement with Oxford pursuant to which we received a three-year term loan in the principal amount of $3,000,000 that bears interest at the rate of 13% per annum. We paid Oxford an initial facility fee of $60,000 and were obligated to make a final payment fee of $180,000. Commencing in January 2010, the loan was repayable in monthly interest payments of $32,500 through June 2010 followed by monthly interest and principal installments of $117,625 payable commencing in July 2010 through December 2012. The loan was secured by our assets and had a provision for pre-payment. We also issued to Oxford, in connection with the loan and security agreement, five-year warrants to purchase 42,254 shares of our common stock at an exercise price of $2.13 per share. The relative fair value attributable to the warrants of $88,995 was recorded as a discount to the debt and corresponding credit to additional paid-in capital. The debt discount was amortized to interest expense. The Oxford indebtedness was repaid on April 5, 2011 with proceeds from the Deerfield transaction.

Royalty Payments

In 1997, we entered into an exclusive license agreement with Sanofi-Aventis SA (formerly Hoechst Marion Roussel, Inc.). The agreement gave us a worldwide license to the patent rights and know-how related to the antipsychotic agent Fanapt (iloperidone), including the ability to develop, use, sublicense, manufacture and sell products and processes claimed in the patent rights. Upon commercialization of the product, the license agreement provides that we will pay royalties based on net sales. Net sales of Fanapt by Novartis during the three month periods ended September 30, 2011 and 2010 were approximately $12.2 million and $4.9 million, respectively, and we were obligated on September 30, 2011 and 2010, respectively, to pay royalties of approximately $1.8 million and $0.7 million to Sanofi-Aventis, which were included in Receivables and Accounts Payable on the accompanying Condensed Consolidated Balance Sheets.

9. Commitments and Contingencies

Financing Agreements

In December 2009, we entered into a loan and security agreement with Oxford Capital Financing ("Oxford") pursuant to which we received a three-year term loan in the principal amount of $3.0 million that bears interest at the rate of 13% per annum. We paid Oxford an initial facility fee of $60,000 and are obligated to make a final payment fee of $180,000. Commencing in January 2010, the loan is repayable in monthly interest payments of $32,500 through June 2010 followed by monthly interest and principal installments of $117,665 commencing in July 2010 through December 2012. The loan is secured by our assets and has a provision for pre-payment. We also issued to Oxford, in connection with the loan and security agreement, five-year warrants to purchase 42,254 shares of our common stock at an exercise price of $2.13 per share. The relative fair value attributable to the warrants of $88,995 was recorded as a discount to the debt and corresponding credit to additional paid-in capital. The debt discount will be amortized to interest expense over the life of the debt. Interest on the term loan, consisting of the stated interest rate, initial facility fee, final payment fee and amortization of the discount, is being recognized using the interest method. The effective annual interest rate on the loan is approximately 21.1%.

In September 2010, we amended our loan and security agreement with Oxford pursuant to which we received a thirty-nine month term loan in the principal amount of $5.0 million that bears interest at the rate of 13% per annum. We paid Oxford an initial facility fee of $125,000 and are obligated to make a final payment fee of $300,000. Commencing in October 2010, the loan is repayable in monthly interest payments of $54,167 through June 2011 followed by monthly interest and principal installments of $196,108 commencing in July 2011 through December 2013. The loan is secured by our assets and has a provision for pre-payment. We also issued to Oxford, in connection with the loan and security agreement, five-year warrants to purchase 287,356 shares of our common stock at an exercise price of $0.87 per share. The relative fair value attributable to the warrants of $254,580 was recorded as a discount to the debt and corresponding credit to additional paid-in capital. The debt discount is being amortized to interest expense over the life of the debt. Interest on the term loan, consisting of the stated interest rate, initial facility fee, final payment fee and amortization of the discount, is being recognized using the interest method. The effective annual interest rate on the loan is approximately 22.6%.

The following is a schedule of future minimum loan payments at December 31, 2010 (in thousands):

2011	$2,772
2012	3,765
2013	2,651
2014	496
2015	—
Thereafter	—

$9,684

Lease Commitments

We lease facilities under operating leases that expire at various dates through June 2013. We also lease certain office equipment under operating leases that expire at various dates through December 2013. Rental expense was $257,000, $524,000, and $578,000 for years ended December 31, 2010, 2009, and 2008, respectively.

The following is a schedule of future minimum lease payments at December 31, 2010 (in thousands):

2011	$238
2012	221
2013	121
2014	—
2015	—
Thereafter	—

$580

Legal Proceedings

There are no ongoing legal proceedings against the Company.

In March 2005, Dr. Bernard Sabel initiated an appraisal proceeding in the Court of Chancery of the State of Delaware relating to the merger of our subsidiary ProNeura, Inc. into Titan. The complaint indicated that Mr. Sabel wanted the court to appraise the value of the 108,800 shares of the common stock of ProNeura owned by him. The complaint did not specify an amount that Mr. Sabel considered the fair value of the shares. In March 2009, we settled our dispute with Dr. Sabel related to the merger of our subsidiary ProNeura, Inc. into Titan. In April 2009, under the terms of the settlement, we paid $600,000 to Dr. Sabel.

In July 2007, a complaint was filed in the United States District Court in and for the Middle District of Florida against, among others, Berlex, Inc., Schering AG, the Regents of the University of California and us alleging that a patient in the Spheramine Phase IIb clinical trial suffered certain physical effects and that she and her husband suffered emotional distress as a result of her participation in the trial. The complaint alleged breach of contract, product liability and fraud and deceit claims. The plaintiffs were seeking $5.2 million in damages, as well as punitive damages, costs and attorney's fees. In February 2008, the parties settled this dispute and we are not required to make any payments in connection with the settlement.

Iloperidone Sublicense to Novartis Pharma AG	12 Months Ended
Dec. 31, 2010
Sublicense [Abstract]
Sublicense [Textblock]

6. Iloperidone Sublicense to Novartis Pharma AG

We entered into an agreement with Novartis Pharma AG ("Novartis") in 1997 pursuant to which we granted Novartis a sublicense for the worldwide (with the exception of Japan) development, manufacturing and marketing of iloperidone. In April 2001, we entered into an amendment to the agreement for the development and commercialization of iloperidone in Japan. Under the amendment, in exchange for rights to iloperidone in Japan, we received a $2.5 million license fee in May 2001. Novartis will make our milestone payments to Sanofi-Aventis during the life of the Novartis agreement, and will also pay to Sanofi-Aventis and us a royalty on future net sales of the product, providing us with a net royalty of 8% on the first $200.0 million of sales annually and 10% on all sales above $200.0 million on an annual basis. Novartis has assumed the responsibility for all clinical development, registration, manufacturing and marketing of iloperidone, and we have no remaining obligations under the terms of this agreement, except for maintaining certain usual and customary requirements, such as confidentiality covenants.

In June 2004, we announced that Vanda Pharmaceuticals, Inc. ("Vanda") had acquired from Novartis the worldwide rights to develop and commercialize iloperidone, our proprietary antipsychotic agent in Phase 3 clinical development for the treatment of schizophrenia and related psychotic disorders. Under its agreement with Novartis, Vanda is pursuing advancement of the iloperidone development program. All of our rights and economic interests in iloperidone, including royalties on sales of iloperidone, remain essentially unchanged under the agreement.

In May 2009, iloperidone (Fanapt) was approved by the U.S. Food and Drug Administration for the treatment of schizophrenia. In October 2009, Novartis Pharma, acquired from Vanda Pharmaceuticals the rights to commercialize Fanapt in the U.S. and Canada, subject to approval under the Hart Scott Rodino Act. We are entitled to a net royalty of 8% on the first $200.0 million of sales annually and 10% on all sales above $200.0 million on an annual basis.

Warrant Liability	9 Months Ended
Sep. 30, 2011
Warrant Liability [Abstract]
Warrant Liability
6.	Warrant Liability

In March 2011, we issued warrants in connection with a financing agreement with several entities affiliated with Deerfield (see Note 5). The terms of the warrants require shares to be delivered upon the warrant's exercise and also require possible cash payments to the warrant holders upon the occurrence of specified major transactions involving our common stock, such as an acquisition of our company. Under appropriate accounting guidance, our potential obligation to cash-settle the warrants if specified major transactions occur is at the option of the holder. As a result, the warrants were classified as liabilities. The fair value of these warrants was $4.7 million at September 30, 2011 and has been estimated based on a Binomial Lattice Option Pricing Model. Changes in the fair value of the warrant liability between the initial valuation and the quarter ending September 30, 2011 were recorded accompanying in the Condensed Consolidated Statements of Operations at the end of the third quarter.

Licensing and Collaborative Agreement	12 Months Ended
Dec. 31, 2010
Licensing and Collaborative Agreement [Abstract]
Licensing and Collaborative Agreement

7. Licensing and Collaborative Agreement with Bayer Schering Pharma AG

In January 2000, we entered into a licensing and collaborative agreement with Bayer Schering Pharma AG ("Bayer Schering"), under which we collaborated with Bayer Schering on manufacturing and clinical development of our cell therapy product, Spheramine®, for the treatment of Parkinson's disease. Under the agreement, we performed clinical development activities for which we received funding. As of December 31, 2010, we have recognized $2.8 million under this agreement. Bayer Schering fully funded, and managed in collaboration with us, all pilot and pivotal clinical studies, and manufacturing and development activities. We were entitled to receive up to an aggregate of $8 million over the life of the Bayer Schering agreement upon the achievement of specific milestones. We were also to receive a royalty on future net sales of the product. In September 2008, we were notified by Bayer Schering of the termination of the above license agreement.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
7.	Subsequent Events

On November 14, 2011, we entered into several agreements with Deerfield pursuant to which we sold a substantial portion of the remaining future royalties on the sales of Fanapt to Deerfield in exchange for $5.0 million in cash, a $10.0 million reduction in the principal amount owed to Deerfield under the existing facility agreement and a revised principal repayment schedule of $2.5 million per year for four years commencing in April 2013 to retire the remaining debt of $10.0 million. Deerfield is entitled to the balance of our portion of the royalties on Fanapt (5.5% to 7.5% of net sales, net of the 2.5% previously sold to Deerfield) up to specified threshold levels of net sales of Fanapt and 40% of the royalties above the threshold level. Titan retains 60% of the royalties on net sales of Fanapt above the threshold levels, subject to an agreement that half of any such retained royalties will go towards repayment of our outstanding debt to Deerfield. Funding of the transaction took place on November 25, 2011.

In December 2011, the Company's board of directors adopted a stockholder rights plan pursuant to which the Company's stockholders received one preferred share purchase right for each share of the Company's common stock held by them. The rights are not currently exercisable or tradable separately from the Company's common stock and are currently evidenced by the common stock certificates. The rights expire on December 20, 2012 unless earlier redeemed or exchanged by the Company. Subject to certain exceptions, the rights become exercisable when a person or group (other than certain exempt persons) (i) has acquired, or has the right to acquire, beneficial ownership of 15% or more of the outstanding shares of the Company's common stock, other than as a result of repurchases of stock by the Company or the grant of any equity compensation awards or Board approved unilateral grants of any security to the person, or (ii) commences a tender offer or exchange offer that could result, upon its consummation, in a person or group becoming the beneficial owner of 15% or more of the Company's outstanding shares of common stock. Should such an event occur, then, unless the rights are redeemed or have expired, the Company's stockholders, other than the acquirer, will be entitled to purchase shares of the Company's common stock at a 50% discount from its then current market price or, in the case of certain business combinations, purchase the common stock of the acquirer at a 50% discount.

15. Subsequent Events

On March 15, 2011, we entered into several agreements with entities affiliated with Deerfield Management, a healthcare investment fund (collectively, "Deerfield"), pursuant to which Deerfield agreed to provide $20.0 million in funding to the Company. Funding is expected to take place on or about April 4, 2011 and a portion of the proceeds will be used to repay the Company's outstanding indebtedness to Oxford. Pursuant to the terms of a facility agreement, we will issue Deerfield promissory notes in the aggregate principal amount of $20.0 million. The loan bears interest at 8.5% per annum and the facility is repayable over five years, with 10% of the principal amount due on the first anniversary, 15% due on the second anniversary, and 25% due on each of the next three anniversaries. We will pay Deerfield a facility fee of $500,000. The facility is secured by our assets and has a provision for pre-payment. Deerfield has a put right at 110% of the principal amount in the event we complete a major transaction, which includes, but is not limited to, a merger or sale of our company or the sale of Fanapt® or Probuphine™. Under a royalty agreement, we agreed to pay Deerfield 2.5% of the aggregate royalties on net sales of Fanapt®, constituting a portion of the royalty revenue we receive from Novartis. The agreements with Deerfield also provide us with the option to repurchase the royalty rights for $40.0 million. Deerfield received six-year warrants to purchase 6,000,000 shares of common stock at an exercise price of $1.57 per share.

On November 14, 2011, we entered into several agreements with Deerfield pursuant to which we sold a substantial portion of the remaining future royalties on the sales of Fanapt to Deerfield in exchange for $5.0 million in cash, a $10.0 million reduction in the principal amount owed to Deerfield under the existing facility agreement and a revised principal repayment schedule of $2.5 million per year for four years commencing in April 2013 to retire the remaining debt of $10.0 million. Deerfield is entitled to the balance of our portion of the royalties on Fanapt (5.5% to 7.5% of net sales, net of the 2.5% previously sold to Deerfield) up to specified threshold levels of net sales of Fanapt and 40% of the royalties above the threshold level. Titan retains 60% of the royalties on net sales of Fanapt above the threshold levels, subject to an agreement that half of any such retained royalties will go towards repayment of our outstanding debt to Deerfield. Funding of the transaction took place on November 25, 2011.

In December 2011, the Company's board of directors adopted a stockholder rights plan pursuant to which the Company's stockholders received one preferred share purchase right for each share of the Company's common stock held by them. The rights are not currently exercisable or tradable separately from the Company's common stock and are currently evidenced by the common stock certificates. The rights expire on December 20, 2012 unless earlier redeemed or exchanged by the Company. Subject to certain exceptions, the rights become exercisable when a person or group (other than certain exempt persons) (i) has acquired, or has the right to acquire, beneficial ownership of 15% or more of the outstanding shares of the Company's common stock, other than as a result of repurchases of stock by the Company or the grant of any equity compensation awards or Board approved unilateral grants of any security to the person, or (ii) commences a tender offer or exchange offer that could result, upon its consummation, in a person or group becoming the beneficial owner of 15% or more of the Company's outstanding shares of common stock. Should such an event occur, then, unless the rights are redeemed or have expired, the Company's stockholders, other than the acquirer, will be entitled to purchase shares of the Company's common stock at a 50% discount from its then current market price or, in the case of certain business combinations, purchase the common stock of the acquirer at a 50% discount.

DITPA Acquisition	12 Months Ended
Dec. 31, 2010
Business Combinations [Abstract]
DITPA Acquisition

8. DITPA Acquisition

On October 16, 2003, we announced the acquisition of a novel product in clinical testing for the treatment of congestive heart failure ("CHF"). The product in development, 3,5-diiodothyropropionic acid ("DITPA"), is an orally active analogue of thyroid hormone that has demonstrated in preclinical and clinical studies to date the ability to improve cardiac function, with no significant adverse effects. We acquired DITPA through the acquisition of Developmental Therapeutics, Inc. ("DTI"), a private company established to develop DITPA, and the exclusive licensee of recently issued U.S. patent and pending U.S. and international patent applications covering DITPA. We acquired DTI in a stock transaction for 1,187,500 shares of our common stock valued at approximately $3.6 million using the average market price of our common stock over the five-day trading period, including and prior to the date of the merger in accordance with generally accepted accounting principles. We also made a cash payment of $171,250 to the licensor of the technology. In the fourth quarter of 2003, the total acquisition cost of $3.9 million was reported as acquired research and development in our consolidated statements of operations. An additional payment of 712,500 shares of our common stock was to be made only upon the achievement of positive pivotal study results or certain other substantial milestones within five years. In addition, a cash payment of $102,750 or, alternatively, an additional payment of 37,500 shares of our common stock, was to be made to the licensor of the technology upon achievement of such study results or such other substantial milestones within five years. In October 2006, we discontinued further enrollment in our Phase 2 study of DITPA in CHF. In addition to the discontinuation of our Phase 2 clinical study in CHF, the Department of Veteran's Affairs has indicated that it will discontinue its Cooperative Studies Program Phase 2 study of DITPA in CHF patients. In March 2009, we terminated our license to the DITPA technology. No specific milestones have been achieved related to this acquisition as of December 31, 2010 and no future payments of cash or shares of our stock are anticipated related to this acquisition.

Guarantees and Indemnifications	12 Months Ended
Dec. 31, 2010
Guarantees and Indemnifications [Abstract]
Guarantees and Indemnifications

10. Guarantees and Indemnifications

As permitted under Delaware law and in accordance with our Bylaws, we indemnify our officers and directors for certain events or occurrences while the officer or director is or was serving at the Company's request in such capacity. The term of the indemnification period is for the officer's or director's lifetime. The maximum amount of potential future indemnification is unlimited; however, we have a director and officer insurance policy that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value of these indemnification agreements is minimal. Accordingly, we have not recorded any liabilities for these agreements as of December 31, 2010.

In the normal course of business, we have commitments to make certain milestone payments to various clinical research organizations in connection with our clinical trial activities. Payments are contingent upon the achievement of specific milestones or events as defined in the agreements, and we have made appropriate accruals in our consolidated financial statements for those milestones that were achieved as of December 31, 2010. We also provide indemnifications of varying scope to our clinical research organizations and investigators against claims made by third parties arising from the use of our products and processes in clinical trials. Historically, costs related to these indemnification provisions were immaterial. We also maintain various liability insurance policies that limit our exposure. We are unable to estimate the maximum potential impact of these indemnification provisions on our future results of operations.

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity

11. Stockholders' Equity

Common Stock

In December 2009, we completed the sale of 300,000 shares of our common stock to an institutional investor for gross proceeds of approximately $510,000. Net proceeds were approximately $478,000.

In September and October 2009, members of our board of directors exercised options to purchase 659,862 shares of our common stock at prices ranging from $0.79 to $1.40 per share. Net proceeds were approximately $555,000.

In December 2007, we completed the sale of units consisting of 13,300,000 shares of our common stock and five-year warrants to purchase 6,650,000 shares of our common stock to certain institutional investors for gross proceeds of approximately $21.3 million. Net proceeds were approximately $19.9 million. The warrants have an exercise price of $2.00 per share. In January 2008, we filed a registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock and shares of common stock underlying the warrants issued in the private placement.

As of December 31, 2010, warrants to purchase shares of common stock consisted of the following (in thousands, except per share price):

Date Issued	Expiration Date	Exercise Price	Outstanding at December 31, 2010
12/17/2007	12/17/2012	$2.00	6,650
12/18/2009	12/18/2014	2.13	42
09/27/2010	09/27/2015	0.87	288

			6,980

Shares Reserved for Future Issuance

As of December 31, 2010, shares of common stock reserved by us for future issuance consisted of the following (in thousands):

Stock options outstanding	4,976
Restricted stock awards	139
Future stock option grants or stock awards	3,393
Shares issuable upon the exercise of warrants	6,980

15,488

Non-controlling Interest	12 Months Ended
Dec. 31, 2010
Non-controlling Interest [Abstract]
Non-controlling Interest

13. Non-controlling Interest

The $1.2 million received by Ingenex, Inc., a consolidated subsidiary, upon the issuance of its Series B convertible preferred stock has been classified as non-controlling interest in the accompanying consolidated balance sheet at December 31, 2009. As a result of the Series B preferred stockholders' liquidation preference, the balance has not been reduced by any portion of the losses of Ingenex, Inc.

On December 31, 2010, Ingenex, Inc. was dissolved, under the laws of Delaware. Upon dissolution, no amounts were distributed to the Series B convertible preferred stockholders. The dissolution was accounted for as an equity transaction, and the preferred stock carrying value, classified as a non-controlling interest, was reclassified to additional paid-in capital in the accompanying consolidated balance sheet at December 31, 2010.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

14. Income Taxes

As of December 31, 2010, we had net operating loss carryforwards for federal income tax purposes of approximately $226.4 million that expire at various dates through 2030, and federal research and development tax credits of approximately $7.0 million that expire at various dates through 2030. We also had net operating loss carryforwards for California income tax purposes of approximately $138.8 million that expire at various dates through 2030 and state research and development tax credits of approximately $6.6 million which do not expire. Approximately $12.4 million of federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company's stock option plan, the benefit of which will increase additional paid in capital when realized.

Current federal and California tax laws include substantial restrictions on the utilization of net operating losses and tax credits in the event of an ownership change of a corporation. The Company has not performed a change in ownership analysis since 1999 and, accordingly, some or all of its net operating loss and tax credit carryforwards may not be available to offset future taxable income, if any. Even if the loss carryforwards are available they may be subject to annual limitations that could result in the expiration of the loss carryforwards before they are utilized.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes operating loss and credit carryforwards. Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2010	2009
Deferred tax assets:
Net operating loss carryforwards	$85,816	$84,536
Research credit carryforwards	11,341	11,338
Other, net	4,802	5,241

Total deferred tax assets	101,959	101,115
Valuation allowance	(101,959)	(101,115)

Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $0.8 million during 2010, decreased by $1.5 million during 2009, and increased by $4.0 million during 2008.

Under ASC 718, the deferred tax asset for net operating losses as of December 31, 2010 excludes deductions for excess tax benefits related to stock based compensation.

The provision for income taxes consists of state minimum taxes due. The effective tax rate of the Company's provision (benefit) for income taxes differs from the federal statutory rate as follows (in thousands):

	Year Ending December 31,
	2010	2009	2008
Computed at 34%	$(2,265)	$(1,999)	$(8,646)
State Taxes	(1,347)	(23)	(551)
Book losses not currently benefited	844	1,859	8,330
Other	2,773	158	867

Total	$5	$5	$—

We had no unrecognized tax benefits or any amounts accrued for interest and penalties for the three year period ended December 31, 2010. Our policy will be to recognize interest and penalties related to income taxes as a component of income tax expense.

We file income tax returns in the U.S. Federal jurisdiction and some state jurisdictions. We are subject to the U.S. Federal and State income tax examination by tax authorities for such years 1995 through 2010, due to net operating losses that are being carried forward for tax purposes.